UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2021

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UPD HOLDING CORP.

(Exact Name of Company as Specified in Charter)

Nevada	001-10320	81-4397205
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

75 Pringle Way, 8th Floor, Suite 804 Reno, Nevada	89502
(Address of Principal Executive Offices)	(Zip Code)

775-829-7999

(Company’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Number of each exchange on which registered
Common	UPDC	Pink Sheet

UDC Holding Corp. is referred to herein as “we”, “our” or “us’ or the “Company”.

Item 1.01	Entry Into Material Definitive Agreement

Loan Agreement for $500,000

On August 26, 2021, we entered into a Loan Agreement (the “Agreement”) with Corey Shader, the Lender in the Agreement, (the “ Lender”) , whereby the Lender lent us $500,000. The Agreement has a Maturity Date of August 19, 2022 (the “Maturity Date’) and requires us to pay the Lender principal and 12% interest per annum on the outstanding balance of the note, monthly interest payments, and the entire remaining unpaid principal due at the Maturity Date. Default Interest is at 18% per annum. As additional consideration for the $500,000 loan, we agreed to issue One Million Warrants that are exercisable into One Million Common Stock Shares at an exercise price of $0.005 per share.

Item 8.01	Other Events

Background

We conduct our substance abuse treatment business through our wholly owned subsidiary, Vital Behavioral Health, Inc. (“Vital”). Vital conducts its business through its operating subsidiaries, including VBH Kentucky, Inc. (“VBHK”), which submitted an Application for License to Operate a Non-Hospital-based Alcohol and Other Drug Treatment Entity (AODE) to the Kentucky Cabinet for Health and Family Services (CHFS) Office of the Inspector General (OIG). The OIG is the regulatory and licensing agency for all healthcare facilities in the commonwealth.

OIG Approval of License

On August 26, 2021, OIG approved a license to VBHK to operate an intensive outpatient facility for the treatment of substance use disorders in Kentucky.

ITEM 7.01.	Regulation FD Disclosure

We will distribute a press release on August 31, 2021 regarding the $500,000 loan and the OIG approval of the license to VBHK, which is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K with respect to Item 7.01 (including the Press Release attached as Exhibit 99.1 hereto) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K will not be deemed an admission as to the materiality of any information contained herein (including the Press Release attached as Exhibit 99.1 hereto).

Item 9.01	Financial Statements and Exhibits

The exhibits listed below are filed or furnished herewith.

Exhibit Number	Description

10.1*	August 19, 2021 Loan Agreement with Corey Shader
10.2*	August 19, 2021 Promissory Note with Corey Shader
10.3*	August 19, 202 Warrant Agreement with Corey Shader
99.1†	Press Release dated August 31, 2021

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*	Filed herewith.
†	Furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UPD HOLDING CORP.

Dated: August 31, 2021	By:	/s/ Mark W. Conte
Chief Executive Officer (Principal Executive Officer)